U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 29549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[_]  Definitive Information Statement

                                ZONE 4 PLAY, INC.

                (Name of registrant as specified in its charter)

Payment of filing fee (check the appropriate box):

[_]  No fee required

[X]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          Ordinary shares, nominal value BP 0.0001 per share, of Gaming Ventures plc.

     (2)  Aggregate number of securities to which transaction applies:
          33,000,000 Ordinary Shares (approximately)

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee was calculated based on one-third of the stated value of the securities to be distributed in the transaction, in accordance with Rule 0-11 (a)(4).

     (4) Proposed maximum aggregate value of transaction: BP1,100 (or $2,090 based on exchange rate as of September 15, 2006)

     (5)  Total fee paid: $1.00

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

     The information contained in this preliminary information statement is not complete and may be changed. Zone 4 Play, Inc. has filed a copy of this preliminary information statement with the Securities and Exchange Commission ("SEC") on October 5, 2006. In connection with the completion of the distribution, copies of a definitive information statement will be delivered to Zone4Play shareholders who are entitled to receive ordinary shares of Gaming Ventures in the distribution. Zone 4 Play, Inc. will file a copy of the definitive information statement with the SEC on or before the distribution date for the spinoff described herein.

                              SUBJECT TO COMPLETION
             PRELIMINARY INFORMATION STATEMENT DATED OCTOBER 5, 2006

                              INFORMATION STATEMENT

               DISTRIBUTION OF ALL OUTSTANDING ORDINARY SHARES OF
                    GAMING VENTURES PLC. BY ZONE 4 PLAY, INC.

     Zone 4 Play, Inc. ("Zone4Play", the "Company" or "we") is furnishing this information statement to its shareholders in connection with its distribution of all outstanding ordinary shares of its wholly owned subsidiary, Gaming Ventures plc. ("Gaming Ventures"), to the holders of record of shares of Zone4Play's common stock on [o], 2006. Upon completion of the distribution, Zone4Play will not own any ordinary shares of Gaming Ventures.

     Zone4Play will distribute one ordinary share of Gaming Ventures as a dividend on each share of Zone4Play common stock outstanding on the record date.

     Shareholders will not be required to pay for the ordinary shares of Gaming Ventures that are distributed to them, and the shareholders should not surrender any shares of their Zone4Play common stock in exchange. The distribution, however, may be taxable and you should review the section herein called "The Distribution - Material United States Federal Income Tax Consequences of the Distribution." Neither Zone4Play nor Gaming Ventures will receive any cash or other proceeds from the distribution.

     The ordinary shares of Gaming Ventures are not traded on any securities exchange or other trading market. The ordinary shares of Gaming Ventures that are distributed will be subject to a prohibition on transfer and may not be transferred without the prior written consent of Gaming Ventures. When and if Gaming Ventures lists the shares on a securities exchange or other public trading market, or when it otherwise determines that such an action is advisable, the transfer restrictions will be removed. Prior to that time, requests for transfers of shares will be dealt with on a case-by-case basis.

     Attached to this information statement as Exhibit A is a copy of the Form 20-F that Gaming Ventures has filed with the SEC, as amended to date ("Form 20-F"). The information contained in the Form 20-F is a part of this information statement, and we urge you to read it in its entirety, including the section called "Risk Factors."

     The distribution of the Gaming Ventures ordinary shares by Zone4Play does not require the vote of Zone4Play shareholders.

     Zone4Play is not asking you for a proxy, and you are requested not to send Zone4Play a proxy.

     Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or passed upon the adequacy or accuracy of this information statement. Any representation to the contrary is a criminal offense.

        The date of this information statement is _______________, 2006.

     You should rely only on the information contained or incorporated by reference in this information statement. Neither Gaming Ventures nor Zone4Play has authorized anyone to provide you with information different from that contained in this information statement. Neither Gaming Ventures nor Zone4Play is offering to sell, or soliciting offers to buy, any securities. The information contained in this information statement may only be accurate as of the date set forth on the cover, regardless of the time of delivery of this information statement. This information statement also presents information concerning Zone4Play and Gaming Ventures that they believe to be accurate as of the date set forth on the cover. Neither Gaming Ventures nor Zone4Play intends to update the information set forth in this information statement, except in the course of fulfilling their respective normal public reporting and disclosure obligations.

                                TABLE OF CONTENTS

Special Note about Forward-Looking Statements

Where You Can Find Additional Information

Preliminary Information Statement

Summary of Certain Information

The Distribution

Risk Factors

Business

Management

Management's Discussion and Analysis of Financial Condition and
Results of Operations

Major Shareholders and Related Party Transactions

Description of Capital Stock

Additional Information Regarding the Distribution

Experts

Gaming Ventures Consolidated Financial Statements

Exhibit A - Gaming Ventures Registration Statement on Form 20-F              A-1

     This information statement contains registered trademarks and trade names of Zone4Play and Gaming Ventures. This information statement also contains registered trademarks and trade names of other companies.

                  SPECIAL NOTE ABOUT FORWARD-LOOKING STATEMENTS

     This information statement and the documents incorporated by reference herein include statements that are subject to risks and uncertainties and are based on the beliefs and assumptions of management, based on information currently available to management. When words such as "believes," "expects," "anticipates," "intends," "plans," "estimates," "should," "likely," "will" or similar expressions are used, the maker of the statement is making forward-looking statements. Forward-looking statements include the information concerning possible or assumed future results of operations.

     Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results of operations may differ materially from those expressed in the forward-looking statements. Many of the important factors that will determine these results and values are beyond anyone's ability to control or predict. You should not put undue reliance on any forward-looking statements. For a discussion of important factors that may cause actual results to differ materially from those suggested by the forward-looking statements, you should read carefully the sections of this information statement and the documents incorporated by reference herein captioned "Risk Factors."

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

     ZONE4PLAY

     We are subject to the informational and reporting requirements of Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference rooms in Washington, DC, New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public at the SEC's website at www.sec.gov and on our website at www.zone4play.com.

     The following documents, which are on file with SEC, are incorporated in this information statement by reference:

     o Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, filed with the SEC on April 11, 2006.

     o    Our Current Report on Form 8-K filed with the SEC on April 20, 2006.

     o    Our Current Report on Form 8-K filed with the SEC on May 10, 2006.

     o Our Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2006, filed with the SEC on May 15, 2006.

     o    Our Current Report on Form 8-K filed with the SEC on June 20, 2006

     o Our Current Report on Form 8-K filed with the SEC on June 29, 2006 as amended on July 10, 2006.

     o Our Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2006, filed with the SEC on August 15, 2006.

     o    Our Current Report on Form 8-K filed with the SEC on August 15, 2006.

     o    Our Current Report on Form 8-K filed with the SEC on September 14,
          2006

     All reports or proxy statements that we file pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of this information statement shall also be deemed to be incorporated by reference in this information statement and to be a part hereof from the respective dates of filing of such documents.

     GAMING VENTURES

     After the effectiveness of the Form 20-F, Gaming Ventures will become subject to the informational and reporting requirements of Sections 13(a), 13(c), and 15(d) of the Exchange Act of 1934, and in accordance therewith will file reports and other information with the SEC. They may be accessed as set forth above. Gaming Ventures also intend to posts these filings on its own website, once such website is operated.

     As a foreign private issuer, Gaming Ventures will be exempt from the rules under the Exchange Act prescribing the furnishing and content of proxy statements, and Gaming Ventures' officers, directors and principal shareholders are exempt from the reporting and "short-swing" profit recovery provisions contained in Section 16 of the Exchange Act. In addition, Gaming Ventures is not required under the Exchange Act to file periodic reports and financial statements with the SEC as frequently or as promptly as United States companies whose securities are registered under the Exchange Act.


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



                        PRELIMINARY INFORMATION STATEMENT

     This is a preliminary information statement and the information contained in this preliminary information statement is not complete. We intend to file a definitive information statement with SEC on or before the date that we deliver copies of the definitive information statement to Zone4Play shareholders entitled to receive ordinary shares of Gaming Ventures in the distribution. Any events that we expect to occur between the date of this preliminary information statement and the date of the definitive information statement are presented on a pro forma basis. In addition, certain information which can be calculated only after the date of this preliminary information statement have been estimated using data available to us as of the date of this preliminary information statement. Any such information is shown as bracketed text in this preliminary information statement.

                         SUMMARY OF CERTAIN INFORMATION

     This summary highlights selected information from this information statement and may not contain all of the information concerning Gaming Ventures and the distribution of ordinary shares of Gaming Ventures to Zone4Play shareholders. To better understand Gaming Ventures and the distribution, you should read this entire information statement carefully, including the documents incorporated by reference herein.

GAMING VENTURES - HISTORY AND BUSINESS

     Gaming Ventures was incorporated in the Isle of Man on July 11, 2006 as a wholly owned subsidiary of Zone4Play. Zone4Play's shares are quoted on the over-the-counter bulletin board in the U.S. Gaming Ventures operates under the Isle of Man's Companies Acts 1931 to 2004. Its principal executive offices are located at 9 Myrtle Street, Douglas, Isle of Man, and its telephone number is
(44) 1624620711. On July 12, 2006, Gaming Ventures entered into an agreement with Zone4Play's wholly owned subsidiary, (Zone4Play DE), under which all right, title, and interest in Gaming Ventures' subsidiary's intellectual property rights and assets related to its blackjack gaming software on a "going concern" and "as is" basis, were exchanged for a promissory note in the principal amount of $2.25 million. On July 17, 2006, Gaming Ventures entered into an agreement with Gaming Ventures' wholly owned subsidiary and research and development arm, RNG Gaming Limited, an Isle of Man company ("RNG"), under which Gaming Ventures assigned all of its rights in the blackjack gaming software to RNG in consideration for all outstanding and issued ordinary shares of RNG.

     On September 25, 2006 Gaming Ventures signed with Zone4Play a promissory note in the principal amount of $2 million in effect for 2 years (24 months). Principal shall be paid in one (1) installment and will bear interest of $US Libor +1.5% per annum. The note will be secured by a Debenture and Equitable Share between Zone4Play and us. Zone4Play intends to have a lien (with priority over Zone4Play DE) on all of Gaming Ventures assets including its shares in its subsidiaries.

     Gaming Ventures has two operating subsidiaries: RNG and Get21 Limited, an Isle of Man company ("Get21").

     On September 14, 2006, Gaming Ventures, RNG, and Golden Palace Ltd., a leading online gaming operator, ("Golden Palace"), entered into an agreement under which Golden Palace has agreed to invest $600,000 in RNG in return for 20% of the ordinary shares of RNG. Pursuant to terms of this agreement, Golden Palace has an option, that can be exercised upon the occurrence of certain events as defined in the Agreement, to acquire additional 30% of the ordinary shares of RNG (but not more than 50% of RNG or more than the amount owned by GV) at a price of $180,000 per each additional percentage interest of the ordinary shares of RNG. Concurrently, Gaming Ventures, RNG and Golden Palace entered into a shareholders agreement under which Golden Palace has a right to appoint one of RNG's 4 directors (as long as Golden Palace owns 20% of RNG) and Gaming Ventures has a right to appoint the 3 other directors. Upon Golden Palace becoming an owner of 50% of RNG, it will have the right to appoint an equal number of directors to the number Gaming Ventures is entitled to appoint which is two.

     The purpose of RNG is to exploit the blackjack gaming software and related intellectual property and further develop this software and potentially other gaming software. RNG is expected to license its software to third parties in exchange for revenue shares and license fees.

     Get21 will provide marketing services related to the blackjack business and potentially other games. Get21 will seek to outsource to a third party the full operation of the service which includes payment, processing, customer support, fraud and collusion prevention and other services.

     Through its subsidiaries Gaming Ventures intends to enter the online gambling business, initially with its proprietary blackjack software game. Gaming Ventures intend to attract online gamblers to its own online gambling websites, as well as to license the blackjack gaming software to owners of other gambling websites. Gaming Ventures is currently in the process of establishing its websites.

     Currently, Gaming Ventures (including its two subsidiaries) receives all administrative services, including management, office space and secretarial services, and research and development services in connection with the development of the blackjack gaming software, from Zone4Play's wholly owned subsidiary, Zone4Play (Israel) Ltd. ("Zone4Play Israel") pursuant to a services agreement. The consideration to be paid by Gaming Ventures on a monthly basis to Zone4Play Israel for these services is based on Zone4Play Israel's cost plus a 10% of the cost.

SELECTED FINANCIAL INFORMATION OF GAMING VENTURES

     The selected statement of income data set forth below with respect to the period ended December 31, 2005 and June 30, 2006 and the selected balance sheet data as of June 30, 2006 and December 31, 2005 set forth below have been derived from carved-out blackjack software-related business financial statements. Gaming Ventures multi-player tournament blackjack software (the "BJ Software") -- related business was "carved out" of the business of Zone4Play. The financial statements as of December 31, 2005 and for the period then ended were audited by Ziv Haft, a member of the BDO network. The financial statements, which have been prepared as if the BJ Software business ("BJ Business") had operated as a separate stand-alone entity for the periods presented, are designed to generally reflect on a carve-out basis the financial position and results of operations of the BJ Business of Zone 4 Play, Inc., a Delaware corporation ("Zone4Play DE") which is a wholly owned subsidiary of Zone4Play. Historical results are not necessarily indicative of the results to be expected in the future. The selected financial information presented below should be read in conjunction with Gaming Ventures' financial statements and the notes thereto (Item 18) and the Operating and Financial Review and Prospects (Item 5) contained in Gaming Ventures Form 20-F that is attached hereto. The selected financial data has been prepared in accordance with United States generally accepted accounting principles (GAAP).

                                                         JUNE 30,   DECEMBER 31,
                                                          2006         2005
                                                       -----------  -----------
                                                        UNAUDITED     AUDITED
                                                       -----------  -----------

   ASSETS

Property and equipment, net                            $   280,142  $   303,446
                                                       -----------  -----------

Total assets                                               280,142      303,446
                                                       ===========  ===========

LIABILITIES AND NET ASSETS DEFICIENCY

PAYABLE TO RELATED PARTY                                 1,154,897      582,936
                                                       -----------  -----------

NET ASSETS DEFICIENCY:
Deficit accumulated during the development stage          (874,755)    (279,490)
                                                       -----------  -----------

Total net assets deficiency                               (874,755)    (279,490)
                                                       -----------  -----------

Total liabilities and net assets deficiency            $   280,142  $   303,446
                                                       ===========  ===========

                                                     JULY 1, 2005
                                                    (COMMENCEMENT
                                                    OF OPERATIONS)
                                       SIX MONTHS      THROUGH
                                     ENDED JUNE 30,    DECEMBER
                                          2006         31, 2005
                                        --------       --------
                                        UNAUDITED      AUDITED
                                        --------       --------

Research and development expenses       $595,265       $279,490
                                        --------       --------

   Net loss                             $595,265       $279,490
                                        ========       ========

(EXCHANGE RATE INFORMATION ON FOLLOWING PAGE.)

Exchange rate British Pounds Sterling vs U.S. Dollar:

                                                            High      Low
                                                            ----      ---
Period Ended July 31, 2006

Month Ended July 31, 2006                                   1.865     1.822
Month Ended June 30, 2006                                   1.885     1.813
Month Ended May 31, 2006                                    1.896     1.825
Month Ended April 30, 2006                                  1.804     1.729
Month Ended March 31, 2006                                  1.755     1.726
Month Ended February 28, 2006                               1.777     1.734

As of September [o], 2006                                   [o]

                                                            Avg.
                                                            ----

Period Ended June 30, 2006                                  1.79
Period from July 1, 2005 December 31, 2005                  1.82

UNAUDITED PRO FORMA INFORMATION

     The following unaudited pro forma balance sheet summary presents information as if the following transactions occurred as of June 30, 2006 - the acquisition of BJ software in exchange for the promissory note that occurred on July 12, 2006 and, the issuance of 32,315,698, BP 0.0001 par value ordinary shares with respect to the establishment of Gaming Ventures plc that occurred on July 11, 2006.

     The pro forma information, which is provided for informational purposes only, is not necessarily indicative of future results of Gaming Ventures.

                                                        JUNE 30,            PRO FORMA            PRO FORMA
                                                          2006             ADJUSTMENTS*          COMBINED
                                                       -----------        ---------------       -----------
Cash                                                   $         -        $      (A)5,950       $     5,950
Property and equipment, net                                280,142                      -           280,142
                                                       -----------        ---------------       -----------
Total asset                                                280,142                  5,950           286,092
                                                       ===========        ===============       ===========

Due to related party                                     1,154,897          (B)(1,154,897)                -

Promissory note                                                  -           (B)2,250,000         2,250,000
                                                       -----------        ---------------       -----------
Total liabilities                                        1,154,897              1,095,103         2,250,000
                                                       -----------        ---------------       -----------

Deficit accumulated during the development stage          (874,755)                     -          (874,755)

Distribution in access of capital                                -          (B)(1,095,103)       (1,095,103)
Share capital                                                    -               (A)5,950             5,950
                                                       -----------        ---------------       -----------
Total stockholders' deficiency                            (874,755)            (1,089,153)       (1,963,908)
                                                       -----------        ---------------       -----------

Total liabilities and stockholders' deficiency         $   280,142        $         5,950       $   286,092
                                                       ===========        ===============       ===========


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


     The following unaudited pro forma statements of operations present the effect of the promissory note on Gaming Ventures plc's statements of operations which found expression as interest expenses as of the period beginning July 1, 2005.
                                                                       PRO FORMA
                                    SIX MONTHS ENDED   PRO FORMA       --------
                                     JUNE 30 2006     ADJUSTMENTS*     COMBINED
                                       --------       ----------       --------
Research and development expenses      $595,265       $        -       $595,265
Interest expenses                             -        (C)59,000         59,000
                                       --------       ----------       --------
    Net loss                           $595,265       $   59,000       $654,265
                                       ========       ==========       ========

                                     JULY 1, 2005
                                   (COMMENCEMENT OF
                                      OPERATIONS)                      PRO FORMA
                                   THROUGH DECEMBER    PRO FORMA       --------
                                        31,2005       ADJUSTMENTS*     COMBINED
                                        --------       ----------      --------
Research and development expenses       $279,490       $        -      $279,490
Interest expenses                              -        (C)69,750        69,750
                                        --------       ----------      --------
    Net loss                            $279,490       $   69,750      $349,240
                                        ========       ==========      ========

*    Pro forma adjustments:

     The following adjustments have been made in preparation of these pro forma financial statements:

     (A) Adjustment to reflect the issuance of 32, 315, 698 BP 0.0001 par value ordinary shares with respect to the establishment of Gaming Ventures plc on July 11, 2006.

     (B) Adjustment to reflect the acquisition of the BJ Software in exchange for the $2.25 million promissory note.

          Since the transaction involved a transfer of a business to a newly chartered entity under common control, the difference between the BJ Software book value and the consideration to be paid as a promissory note which reflect the fair value of the business, amounted $1,095,103 and was charged to equity.

     (C) Adjustment to reflect the Libor + 1.5% interest rate per annum on the face of the note through the BJ carved-out Business period.

NET LOSS

Net loss for the six months ended June 30, 2006 increased by 113% to $595,265 from $279,490 for the six months ended December 31, 2005. The increase is attributable to the increase in research and development expenses.


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


                                THE DISTRIBUTION

-----------------   ------------------------------------------------------------
Distributing        Zone 4 Play, Inc., a Nevada corporation. As used in this
company             information statement, the term "Zone4Play" includes Zone 4
                    Play, Inc. and its wholly owned and majority-owned
                    subsidiaries, as of the relevant date, unless the context
                    otherwise requires
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Distributed         Gaming Ventures plc, an Isle of Man corporation. As used in
company             this information statement, the terms "Gaming Ventures" and similar terms include Gaming Ventures plc and its wholly
                    owned and majority-owned subsidiaries, as of the relevant
                    date, unless the context otherwise requires.
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Distribution        One ordinary share of Gaming Ventures for one share of
ratio               common stock of Zone4Play.
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Record date         [o], 2006.
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Distribution date   On or about [o], 2006.
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Distribution        On the distribution date, the distribution agent identified below will begin distributing certificates representing
                    Gaming Ventures ordinary shares to Zone4Play shareholders as of the record date for the distribution. You will not be
                    required to make any payment or take any other action to
                    receive ordinary shares of Gaming Ventures. The Gaming
                    Ventures ordinary shares distributed to you will be subject to a prohibition on transfer, and any transfers will require the prior written consent of Gaming Ventures.
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Distribution agent  Continental Stock Transfer & Trust Company
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Trading market      Gaming Ventures ordinary shares cannot currently be traded since they are subject to a prohibition on transfer.
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Dividend policy     Gaming Ventures currently does not intend to pay cash
                    dividends on its ordinary shares.
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Risk factors        The distribution and ownership of Gaming Ventures ordinary shares involve various risks. You should read carefully the factors discussed under "Risk Factors" herein and in the
                    Form 20-F.
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Reasons for the     The Zone4Play board of directors believes that the
Distribution        distribution is in the best interests of Zone4Play and its shareholders.
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Federal income      The distribution may be a taxable event to the shareholders
tax consequences    of Zone4Play who receive shares of Gaming Ventures in the
                    distribution.
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
The relationship    After the distribution, Zone4Play and Gaming Ventures will
between Gaming      be separate, independent, companies. Gaming Ventures has
Ventures and        entered into several agreements with Zone4Play to define the
Zone4Play after     companies' ongoing relationship after the distribution.
the distribution
-----------------   ------------------------------------------------------------

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

-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
                    TBD
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------
Shareholder         Zone4Play shareholders with inquiries relating to the
inquiries           distribution should contact the distribution agent by
                    telephone at [o] or Zone4Play in writing at Kyriat Atidim,
                    Bldg. 2, P.O. Box 58070, Tel Aviv 61580, Israel, Attention:
                    Uri Levy, Chief Financial Officer.
-----------------   ------------------------------------------------------------
-----------------   ------------------------------------------------------------


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

                                  RISK FACTORS

     The distribution and ownership of Gaming Ventures ordinary shares by Zone4Play involve a number of risks and uncertainties, including those described below or incorporated by reference herein. These risks and uncertainties could negatively impact the business, financial condition or operating results of Zone4Play and Gaming Ventures, as applicable.

RISKS RELATED TO GAMING VENTURES BUSINESS

     Please see the section entitled "Risk Factors" in the Form 20-F.

RISKS RELATED TO ZONE4PLAY'S BUSINESS

     Please see the section entitled "Risk Factors" in Zone4Play's Annual Report on Form 10-KSB filed with the SEC on April 11, 2006.

RISKS RELATED TO THE DISTRIBUTION

THE TAX CONSEQUENCES OF THE CONTEMPLATED SPINOFF TRANSACTION ON ZONE4PLAY AND ITS SHAREHOLDERS ARE UNCERTAIN.

     When a U.S. corporation distributes property to its shareholders, there are potentially two levels of U.S. tax: (i) a corporate level tax; and (ii) a shareholder level tax.

     To the extent that the fair market value of the property distributed exceeds the distributing corporation's tax basis in that property, gain is recognized by the corporation under Internal Revenue Code (Code) Section 311(b).

     Under Code Section 301(c), a distribution of property by a U.S. corporation to its shareholders is first treated as a taxable dividend to the extent of the distributing corporation's current or accumulated earnings and profits ("E&P") ; then as a return of basis; and then as capital gain. Current E&P is "created" when a U.S. corporation recognizes a Code Section 311(b) gain.

     Under these rules, if at the time of the Spinoff contemplated above, the Gaming Ventures ordinary shares have a fair market value of zero (i.e., the value of the blackjack software does not exceed the value of Gaming Ventures' indebtedness), there should be no corporate level tax from the Spinoff. However, the value of the blackjack software is subject to a possible upward adjustment by the Internal Revenue Services (IRS) and the value of Gaming Ventures' indebtedness is subject to a downward adjustment by the IRS. Either of such adjustments would cause the Gaming Ventures ordinary shares to have a value, and that could cause Zone4Play to recognize a capital gain on the Spinoff under Code
Section 311(b). Such "Code Section 311(b) gain" would be taxable to Zone4Play to the extent its net operating loss carry forwards were not sufficient to offset such capital gain. EVEN IF Zone4Play's net operating carry forwards are sufficient to offset the Code Section 311(b) gain, the Zone4Play shareholders could be treated as receiving a taxable dividend if the Gaming Ventures ordinary shares are found to have value. Such taxable dividend would subject to U.S. withholding tax to the extent paid to non-U.S. shareholders.

THERE IS NO PUBLIC MARKET FOR GAMING VENTURES ORDINARY SHARES AND THE GAMING VENTURES ORDINARY SHARES WILL BE SUBJECT TO A PROHIBITION ON TRANSFER.

The Gaming Ventures ordinary shares to be distributed in the Spinoff and will be subject to a prohibition on transfers. The shares may be transferred only with the prior written consent of Gaming Ventures, which may be withheld in its sole discretion for any reason or no reason. Currently, Gaming Ventures intends to maintain these restrictions until it is able to list the ordinary shares on an established trading market. There can be no assurance that will ever be able to do so. Furthermore, if it is subsequently determined that the Zone4Play shareholders have to pay a tax on the ordinary shares they receive as a dividend, those shareholders may not be able to sell Gaming Ventures ordinary shares to provide proceeds to pay all or some of the tax.

                                    BUSINESS

     See Item 4 - Information on the Company in the Form 20-F.

                                   MANAGEMENT

     See Item 6 - Directors, Senior Management and Employees in the Form 20-F.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     See Item 5 - Operating and Financial Review and Prospects in the Form 20-F.

                MAJOR SHAREHOLDERS AND RELATED PARTY TRANSACTIONS

     See Item 7 - Major Shareholders and Related Party Transactions in the Form 20-F.

                          DESCRIPTION OF CAPITAL STOCK

     See Item 10 - Additional Information in the Form 20-F.

                ADDITIONAL INFORMATION REGARDING THE DISTRIBUTION

REASONS FOR THE DISTRIBUTION

     Zone4Play is engaged in the business of developing and marketing gaming software but does not itself operate online gaming operations. Zone4Play has developed new gaming software for the game of blackjack, and plans to capitalize on the current success of online casinos for poker and other casino games. Zone4Play is a software and technology developer and provider to the interactive gaming industry, delivering cross-platform systems that are built for mass participation gaming on next generation interactive platforms such as mobile and TV. The online gaming business is a completely different business, and Zone4Play believes that it is inconsistent with its current strategy and core business. Management and marketing skills and the regulatory environment are entirely different, so new management is being recruited. Under these circumstances, after careful consideration, the Board of Directors of Zone4Play has concluded that the Spinoff would be the best vehicle to maximize shareholder value.

THE NUMBER OF SHARES YOU WILL RECEIVE

     For each share of Zone4Play common stock that you own at 5:00 p.m. Eastern time on [o], the record date, you will be entitled to receive at number of shares of Gaming Ventures ordinary shares equal to the number of shares of Zone4Play common stock that you own of record on the record date.

     You are not required to pay cash or any other consideration for the Gaming Ventures ordinary shares that you receive in the distribution. You will not need to surrender or exchange certificates representing shares of Zone4Play common stock in order to receive ordinary shares of Gaming Ventures. You will continue to own your shares of Zone4Play common stock and, if you were a shareholder of record on the record date for the distribution, you will also receive ordinary shares of Gaming Ventures. The distribution will not otherwise change the number of, or the rights associated with, outstanding shares of Zone4Play common stock.

     For additional information regarding the ordinary shares of Gaming Ventures, please see section A entitled "Share Capital" under Item 10 in the Form 20-F.

Trading between the Record Date and Distribution Date

     During the period beginning approximately two business days prior to the record date and ending at the market close on [o], the distribution date, there will be two markets in Zone4Play common stock, a "regular way" market and an "ex-dividend" market. Shares that trade on the regular way market will trade with an entitlement to shares of Gaming Ventures ordinary shares distributed pursuant to the Spinoff. Shares that trade on the ex-dividend market will trade without an entitlement to shares of Gaming Ventures ordinary shares distributed pursuant to the Spinoff. Therefore, if you own shares of Zone4Play common stock at 5:00 p.m. Eastern time on the record date, and sell those shares on the regular way market prior to market close on [o], the distribution date, you will also be trading the Gaming Ventures ordinary shares that would have been distributed to you pursuant to the Spinoff. If you sell those shares of Zone4Play common stock on the ex-dividend market prior to the distribution date, you will still receive the Gaming Ventures ordinary shares that were to be distributed to you pursuant to your ownership of the shares of Zone4Play common stock.

     Furthermore, between the record date and market close on the distribution date there will be two markets in Zone4Play common stock, a "regular way" market and a "when-issued trading" market. The regular way market will be the same market for shares of Zone4Play common stock that currently exists. The when-issued trading market will be a market for the Gaming Ventures ordinary shares that will be distributed to Zone4Play shareholders on the distribution date. If you own shares of Zone4Play common stock at 5:00 p.m. Eastern time on the record date, then you will be entitled to the Gaming Ventures ordinary shares distributed pursuant to the spin-off. You may trade this entitlement to Gaming Ventures ordinary shares, without the shares of Zone4Play common stock you own, on the when-issued trading market.

WHEN AND HOW YOU WILL RECEIVE THE DIVIDEND

     Zone4Play will distribute the dividend after market close on [o], by releasing the ordinary shares of Gaming Ventures to be distributed in the Spinoff to Continental Stock Transfer & Trust Company, the transfer agent and the distribution agent for the Spinoff. As of 5:00 p.m. Eastern time on [o], the distribution agent will cause the Gaming Ventures ordinary shares to which you are entitled to be registered in your name. As of that time, you will become the record holder of that number of Gaming Ventures ordinary shares.

     You will receive stock certificates representing your ownership of Gaming Ventures ordinary shares from the distribution agent. The distribution agent will begin mailing stock certificates on or promptly after [o], the distribution date. Gaming Ventures currently estimate that it will take about two weeks from the distribution date for the distribution agent to complete these mailings.

CAPITALIZATION OF GAMING VENTURES

     Zone4Play paid British Pounds Sterling (BP) 3,215.698 in exchange for 32,315,698 Gaming Ventures ordinary shares. Gaming Ventures currently owes $2,250,000 represented by a term promissory note to Zone4Play DE. According to an agreement between Gaming Ventures and Zone4Play DE, Gaming Ventures purchased from Zone4Play DE all right, title and interest in its intellectual property rights and assets related to its newly developed blackjack software on a "going concern" and "as is" basis, in exchange for a promissory note in the principal amount of $2.25 million. The purchase price was based on an appraisal report made by an independent appraiser. This promissory note has a term of five years. Principal is payable in five equal annual installments of $450,000 and will carry annual interest of Libor +1.5%. The note will be secured by a Debenture and Equitable Share Charge between Zone4Play DE and Gaming Ventures. Zone4Play DE intends to have a lien on all of Gaming Ventures' assets including shares in subsidiaries.On September 25, 2006, Gaming Ventures signed with Zone4Play a promissory note in the principal amount of $2 million in effect for 2 years (24 months). Principal shall be paid in one (1) installment and will bear interest of $US Libor +1.5% per annum. The note will be secured by a Debenture and Equitable Share between Zone4Play and Gaming Ventures. Zone4Play intends to have a lien (with a priority over Zone4Play DE) on all of Gaming Ventures assets including its shares in its subsidiaries.

ACCOUNTING TREATMENT OF THE DISTRIBUTION

     The distribution will be treated for accounting purposes as a payment of a dividend of shares Gaming Ventures ordinary shares to shareholders of Zone4Play in the period in which the distribution is consummated.

MATERIAL TAX CONSIDERATIONS

     The following is a general summary only and should not be considered as income tax advice or relied upon for tax planning purposes. Shareholders should consult their own tax advisors as to the U.S., Isle of Man or other tax consequences of the distribution and the purchase, ownership and disposition of Gaming Ventures ordinary shares, including, in particular, the effect of any federal, foreign, state or local taxes.

     We are required to inform you that only formal, written tax opinions meeting IRS requirements may be relied upon by taxpayers for the purpose of avoiding tax-related penalties. Accordingly, the following is not intended or written to be used, and it cannot be used, for the purpose of avoiding tax-related penalties under the Internal Revenue Code.

     U.S. TAXATION OF THE DISTRIBUTION

     When a U.S. corporation distributes property to its shareholders, there are potentially two levels of U.S. tax: (i) a corporate level tax; and (ii) a shareholder level tax.

     To the extent that the fair market value of the property exceeds the distributing corporation's basis in that property, gain is recognized by the corporation under Internal Revenue Code (Code) Section 311(b).

     Under Code Section 301(c), a distribution of property by a U.S. corporation to its shareholders is: first treated as a taxable dividend to the extent of the distributing corporation's current or accumulated earnings and profits ("E&P"); then as a return of basis; and, then as capital gain. Current E&P is "created" when a U.S. corporation recognizes a Code Section 311(b) gain.

     Under these rules, if at the time of the Spinoff, the Gaming Ventures ordinary shares have a fair market value of zero or less (i.e., the value of the blackjack software business does not exceed the value of Gaming Ventures' indebtedness), there should be no corporate level tax on the Spinoff. However, the value of the blackjack software business is subject to a possible upward adjustment by the Internal Revenue Services (IRS) and the value of Gaming Ventures' indebtedness is subject to a downward adjustment by the IRS. Either of such adjustments would cause the Gaming Ventures ordinary shares to have a value, and, therefore, could cause Zone4Play to recognize gain on the Spinoff under Code Section 311(b). Such "Code Section 311(b) gain" would be taxable to Zone4Play to the extent its NOLs were not sufficient to offset such gain.

     Even if Zone4Play's NOLs are sufficient to offset the Code Section 311(b) gain, the Zone4Play shareholders would be treated as receiving a taxable dividend if the Gaming Ventures' shares are found to have a value in excess of $1 million (i.e., the 2006 tax loss after taking into account the sale of the blackjack software to Gaming Ventures at its appraised value). Such taxable dividend would be subject to U.S. withholding tax to the extent paid to non-U.S. shareholders.

     U.S. TAXATION OF U.S. PERSONS FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF GAMING VENTURES SHARES

     Subject to the limitations described in the next paragraph, the following discussion describes the material U.S. federal income tax consequences to a U.S. holder (defined below) arising from the purchase, ownership and disposition of Gaming Ventures ordinary shares. For purposes of this discussion, a U.S. holder is a holder of Gaming Ventures ordinary shares that is: (1) an individual citizen or resident of the United States, (2) a corporation (or other entity treated as a corporation for U.S. federal tax purposes) created or organized under the laws of the United States or the District of Columbia or any political subdivision thereof, (3) an estate, the income of which is includable in gross income for U.S. federal income tax purposes regardless of its source, (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (5) a trust that has a valid election in effect to be treated as a U.S. person. This summary is for general information purposes only and does not purport to be a comprehensive description of all of the U.S. federal income tax considerations that may be relevant to a decision to purchase Gaming Ventures ordinary shares. This summary generally considers only U.S. holders that will own Gaming Ventures ordinary shares as capital assets. Except to the limited extent discussed below, this summary does not consider the U.S. tax consequences to a person that is not a U.S. holder, nor does it describe the rules applicable to determine a taxpayer's status as a U.S. holder.

     This discussion is based on current provisions of the Code existing and proposed Treasury regulations promulgated thereunder, and administrative and judicial interpretations thereof, all as in effect on the date hereof and all of which are subject to change, possibly on a retroactive basis and open to differing interpretations. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to any particular shareholder based on such shareholder's particular circumstances. In particular, this discussion does not address the tax treatment of a U.S. holder who is: (1) a bank, life insurance company, regulated investment company, or other financial institution or "financial services entity"; (2) a broker or dealer in securities or foreign currency; (3) a person who acquires Gaming Ventures ordinary shares in connection with employment or other performance of services; (4) a U.S. holder that is subject to the alternative minimum tax; (5) a U.S. holder that holds the ordinary shares as a hedge or as part of a hedging, straddle, conversion or constructive sale transaction; (6) a tax-exempt entity; (7) real estate investments; (8) an individual who is former citizen or long-term resident of the United States; and (9) a person having a functional currency other then U.S. dollar. This discussion does not address the tax treatment of a U.S. holder that owns, directly or constructively, at any time, shares representing 10% or more of Gaming Ventures' voting power. Additionally, the tax treatment of persons who hold ordinary shares through a partnership or other pass-through entity are not considered, nor are the possible application of U.S. federal gift or estate taxes or alternative minimum tax or any aspect of state, local or non-U.S. tax laws. Each prospective investor is advised to consult his or her own tax advisor with respect to the specific U.S. federal and state income tax consequences to such person of purchasing, holding or disposing of the ordinary shares.

     DISTRIBUTIONS ON ORDINARY SHARES

     Gaming Ventures has never paid cash dividends on its ordinary shares, and it does not intend to pay cash dividends in the foreseeable future. In the event that Gaming Ventures does pay dividends, and subject to the discussion under the headings "Passive Foreign Investment Companies" below, a U.S. holder will be required to include in gross income as ordinary income the amount of any distribution paid on ordinary shares, to the extent that such distribution does not exceed Zone4Play's current and accumulated earnings and profits, as determined for U.S. federal income tax purposes. The amount of a distribution which exceeds Zone4Play's earnings and profits will be treated first as a non-taxable return of capital, reducing the U.S. holder's tax basis for the ordinary shares to the extent thereof, and then as capital gain. Corporate holders generally will not be allowed a deduction for dividends received.

     The amount of a distribution with respect to Gaming Ventures ordinary shares will be measured by the amount of fair market value of any property distributed. Cash distributions paid by Gaming Ventures in BP will be included in the income of U.S. holders at a U.S. dollar amount based upon the spot rate of exchange in effect on the date the dividend is includible in the income of the U.S. holder, and U.S. holders will have a tax basis in such BP for U.S. federal income tax purposes equal to such U.S. dollar value. If the U.S. holder subsequently converts the BP, any subsequent gain or loss in respect of such GP arising from exchange rate fluctuations will be U.S. source ordinary exchange income or loss.

     Distributions paid by Gaming Ventures will generally be foreign source income for U.S. foreign tax credit purposes. Subject to the limitations set forth in the Internal Revenue Code, U.S. holders may elect to claim a foreign tax credit against their U.S. income tax liability for any income tax withheld from distributions received in respect of ordinary shares. In general, these rules limit the amount allowable as a foreign tax credit in any year to the amount of regular U.S. tax for the year attributable to foreign taxable income. This limitation on the use of foreign tax credits generally will not apply to an electing individual U.S. holder whose creditable foreign taxes during the year do not exceed $300, or $600 for joint filers, if such individual's gross income for the tax year from non-U.S. sources consists solely of certain passive income. A U.S. holder will be denied a foreign tax credit with respect to any income tax withheld from dividends received with respect to the ordinary shares if such U.S. holder has not held the ordinary shares for at least 16 days out of the 30-day period beginning on the date that is 15 days before the ex-dividend date or to the extent that such U.S. holder is under an obligation to make certain related payments with respect to substantially similar or related property. Any day during which a U.S. holder has substantially diminished its risk of loss with respect to the ordinary shares will not count toward meeting the 16-day holding period referred to above. A U.S. holder will also be denied a foreign tax credit if the U.S. holder holds ordinary shares in an arrangement in which the U.S. holder's reasonably expected economic profit is insubstantial compared to the foreign taxes expected to be paid or accrued. The rules relating to the determination of the foreign tax credit are complex, and U.S. holders should consult their own tax advisors to determine whether and to what extent they would be entitled to such credit. U.S. holders that do not elect to claim a foreign tax credit may instead claim a deduction for any income tax withheld, provided such U.S. holders itemize their deductions.

     DISPOSITION OF SHARES

     Except as provided under the passive foreign investment company rules described below, upon the sale, exchange or other disposition of Gaming Ventures ordinary shares, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between such U.S. holder's tax basis for the ordinary shares and the amount realized on the disposition (or its U.S. dollar equivalent, determined by reference to the spot rate of exchange on the date of disposition, if the amount realized is denominated in a foreign currency). The gain or loss realized on the sale, exchange or other disposition of ordinary shares will be long-term capital gain or loss if the U.S. holder has a holding period of more than one year at the time of disposition.

In general, gain realized by a U.S. holder on a sale, exchange or other disposition of ordinary shares generally will be treated as U.S. source income for U.S. foreign tax credit purposes. A loss realized by a U.S. holder on the sale, exchange or other disposition of ordinary shares is generally allocated to U.S. source income. However, Treasury regulations require the loss to be allocated to foreign source income to the extent certain dividends were received by the taxpayer within the 24-month period preceding the date on which the taxpayer recognized the loss. The deductibility of a loss realized on the sale, exchange or other disposition of ordinary shares is subject to limitations.

     PASSIVE FOREIGN INVESTMENT COMPANIES

     GamingVentures would be a passive foreign investment company, or PFIC, if 75% or more of Gaming Ventures gross income, including the pro rata share of our gross income for any company, U.S. or foreign, in which Gaming Ventures is considered to own 25% or more of the shares by value, in a taxable year is passive income; or at least 50% of the assets, averaged over the year and generally determined based upon value, including the pro rata share of the assets of any company of which Gaming Ventures is considered to own 25% or more of the shares by value, in a taxable year are held for the production of, or produce, passive income.

     Under certain "look-through" rules, the assets and income of certain subsidiaries are taken into account in determining whether a foreign corporation meets the income test and/or asset test.

     Passive income generally consists of dividends, interest, rents, royalties, annuities and income from certain commodities transactions and from notional principal contracts. Cash is treated as generating passive income.

     If Gaming Ventures becomes a PFIC, each U.S. holder who has not elected to treat Gaming Ventures as a qualified electing fund, "QEF election", or who has not elected to mark the shares to market as discussed below, would, upon receipt of certain distributions by Gaming Ventures and upon disposition of the ordinary shares at a gain, as if the distribution or gain had been recognized ratably over the taxpayer's holding period for the ordinary shares. Amounts allocated to period when Gaming Ventures was not a PFIC are taxed in the current year as ordinary income. Amounts allocated to periods when Gaming Ventures was not a PFIC are taxed at the highest tax rates on ordinary income for each year in the period, and the resulting tax is subject to an interest charge. In addition, when shares of a PFIC are acquired by reason of death from a decedent that is a U.S. holder, the tax basis of the shares does not receive a step-up to fair market value as of the date of the decedent's death, but instead would be equal to the decedent's basis if lower, unless all gain is recognized by the decedent. Indirect investments in a PFIC may also be subject to special tax rules.

     The PFIC rules above would not apply to a U.S. holder who makes a QEF election for all taxable years that such shareholder has held the ordinary shares while Gaming Ventures is a PFIC, provided that Gaming Ventures complies with certain reporting requirements. Instead, each U.S. holder who has made such a QEF election is required for each taxable year that Gaming Ventures is a PFIC to include in income a PRO RATA share of its ordinary earnings as ordinary income and a PRO RATA share of its net capital gain as long-term capital gain, regardless of whether Gaming Ventures makes any distributions of such earnings or gain. In general, a QEF election is effective only if Gaming Ventures makes available certain required information. The QEF election is made on a shareholder-by-shareholder basis and generally may be revoked only with the consent of the IRS. Although Gaming Ventures has no obligation to do so, it intends to notify U.S. holders if it believes that it will be treated as a PFIC for any tax year in order to enable U.S. holders to consider whether to make a QEF election. In addition, Gaming Ventures intends to comply with the applicable information reporting requirements for U.S. holders to make a QEF election. U.S. holders should consult with their own tax advisers regarding eligibility, manner and advisability of making the QEF election if Gaming Ventures is treated as a PFIC.

     A U.S. holder of PFIC shares which are publicly traded could elect to mark the shares to market annually, recognizing as ordinary income or loss each year an amount equal to the difference as of the close of the taxable year between the fair market value of the PFIC shares and the U.S. holder's adjusted tax basis in the PFIC shares. Losses would be allowed only to the extent of net mark-to-market gain previously included by the U.S. holder under the election for prior taxable years. If the mark-to-market election were made, then the rules set forth above would not apply for periods covered by the election.

     Gaming Ventures does not anticipate being a PFIC in 2006. The tests for determining PFIC status, however, are applied annually, and it is difficult to make accurate predictions of future income and assets which are relevant to this determination. Accordingly, there can be no assurance that Gaming Ventures will not become a PFIC. U.S. holders who hold ordinary shares during a period when Gaming Ventures is a PFIC will be subject to the foregoing rules, even if Gaming Ventures ceases to be a PFIC, subject to certain exceptions for U.S. holders who made a QEF or mark-to-market election. U.S. holders are strongly urged to consult their tax advisors about the PFIC rules, including the eligibility, manner and consequences to them of making a QEF or mark-to-market election with respect to Gaming Ventures ordinary shares in the event that Gaming Ventures qualifies as a PFIC.

     BACKUP WITHHOLDING

A U.S. holder may be subject to backup withholding (currently at a rate of 28%) with respect to cash dividend payments and proceeds from a disposition of ordinary shares. In general, backup withholding will apply only if a U.S. holder fails to comply with certain identification procedures. Backup withholding will not apply with respect to payments made to certain exempt recipients, such as corporations and tax-exempt organizations. Backup withholding is not an additional tax and may be claimed as a credit against the U.S. federal income tax liability of a U.S. holder, provided that the required information is timely furnished to the IRS.

     NON-U.S. HOLDERS OF ORDINARY SHARES

     Except as provided below, an individual, corporation, estate or trust that is not a U.S. holder generally will not be subject to U.S. federal income or withholding tax on the payment of dividends on, and the proceeds from the disposition of, an ordinary share.

     A non-U.S. holder may be subject to U.S. federal income or withholding tax on a dividend paid on an ordinary share or the proceeds from the disposition of an ordinary share if (1) such item is effectively connected with the conduct by the non-U.S. holder of a trade or business in the United States and, in the case of a resident of a country which has an income tax treaty with the United States, such item is attributable to a permanent establishment or, in the case of gain realized by an individual non-U.S. holder, a fixed place of business in the United States, or (2) in the case of a disposition of an ordinary share, the individual non-U.S. holder is present in the United States for 183 days or more in the taxable year of the sale and certain other conditions are met.

     In general, non-U.S. holders will not be subject to the 28% backup withholding with respect to the payment of dividends on ordinary shares if payment is made through a paying agent, or office of a foreign broker outside the United States. However, if payment is made in the United States or by a U.S. related person, non-U.S. holders may be subject to backup withholding, unless the non-U.S. holder provides a taxpayer identification number, certifies to its foreign status, or otherwise establishes an exemption. A U.S. related person for these purposes is a person with one or more current relationships with the United States.

     Non-U.S. holders generally may be subject to backup withholding at a rate of 28% on the payment of the proceeds from the disposition of ordinary shares to or through the U.S. office of a broker, whether domestic or foreign, or the office of a U.S. related person, unless the holder provides a taxpayer identification number, certifies to its foreign status or otherwise establishes an exemption. Non-U.S. holders will not be subject to backup withholding with respect to the payment of proceeds from the disposition of ordinary shares by a foreign office of a broker.

     The amount of any backup withholding from a payment to a non-U.S. holder will be allowed as a credit against such holder's U.S. federal income tax liability and may entitle such holder to a refund, provided that the required information is timely furnished to the IRS.

ISLE OF MAN TAXATION

     No estate, inheritance, succession, or gift tax, rate, duty, levy or other charge is payable in the Isle of Man with respect to any shares, debt obligations or other securities of the company.

     There is no reciprocal (double) tax treaty between the Isle of Man and the United States but there is an Exchange of Information Agreement relating to taxes between the Isle of Man and the United States.

RELATIONSHIP WITH ZONE4PLAY AFTER THE DISTRIBUTION

     BLACKJACK SOFTWARE PURCHASE

     On July 12, 2006, Gaming Ventures entered into an agreement with Zone4Play's wholly owned subsidiary, Zone4Play DE under which all right, title, and interest in its intellectual property rights and assets related to its blackjack software was transferred to Gaming Ventures against its delivery of a promissory note in the principal amount of $2,250,000.

     BLACKJACK SOFTWARE ASSIGNMENT TO RNG

     On July 17, 2006, Gaming Ventures entered into an agreement with its wholly owned subsidiary RNG, under which Gaming Ventures assigned all of its rights in the BJ Software to RNG in consideration for all outstanding and issued ordinary shares of RNG. RNG is Gaming Ventures' research and development arm.

     INTERCOMPANY AGREEMENT BETWEEN ZONE4PLAY AND GAMING VENTURES

     On July 12, 2006, Gaming Ventures entered into an agreement with Zone4Play Israel, a wholly owned subsidiary of Zone4Play, under which Gaming Ventures (including its two subsidiaries) are to receive from Zone4Play Israel management services, administrative services including office space and secretarial services, office supply and communications, and research and development services, in connection with the development of the blackjack software and other online gaming software as agreed between the parties. The consideration to be paid by Gaming Ventures to Zone4Play Israel for these services is based on Zone4Play Israel's cost plus 10%.

     PROMISSORY NOTE BETWEEN ZONR4PLAY AND GAMING VENTURES

     On September 25, 2006 Gaming Ventures signed with Zone4Play a promissory note in the principal amount of $2 million in effect for 2 years (24 months). Principal shall be paid in one (1) installment and will bear interest of $US Libor +1.5% per annum. The note will be secured by a Debenture and Equitable Share between Zone4Play and Gaming Ventures. Zone4Play intends to have a lien (with priority over Zone4Play DE) on all of Gaming Ventures assets including our shares in our subsidiaries.

                                     EXPERTS

     Gaming Ventures' auditors are Ziv Haft, a member of the BDO Network with an address at Amot Bituach House, Bldg. B, 46-48 Menachem Begin Rd. Tel Aviv, Israel. The financial statements included in the Form 20-F have been audited by Ziv Haft, a member of the BDO Network, an independent registered public accounting firm, to the extent and for the periods set forth in their report appearing in the Form 20-F, and are included therein and incorporated by reference herein in reliance upon such report given upon the authority of said firm as experts in auditing and accounting.

                GAMING VENTURES CONSOLIDATED FINANCIAL STATEMENTS

     See Item 18 - Financial Statements in the Form 20-F.